Exhibit 99.2

Q4 2024 Earnings Call February 20, 2024

Legal Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements. In many cases, you can identify forward - looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward - looking statements contained in this release include, but are not limited to, statements about: i. competition from other wind blade and wind blade turbine manufacturers; ii. the discovery of defects in our products and our ability to estimate the future cost of warranty campaigns; iii. the current status of the wind energy market and our addressable market; iv. our ability to absorb or mitigate the impact of price increases in resin, carbon reinforcements (or fiber), other raw materials and related logistics costs that we use to produce our products; v. our ability to absorb or mitigate the impact of wage inflation in the countries in which we operate; vi. our ability to procure adequate supplies of raw materials and components to fulfill our wind blade volume commitments to our customers; vii. the potential impact of the increasing prevalence of auction - based tenders in the wind energy market and increased competition from solar energy on our gross margins and overall financial performance; viii. our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to achieve or maintain profitability; ix. changes in domestic or international government or regulatory policy, including without limitation, changes in trade policy, such as tariffs and energy policy; x. changes in global economic trends and uncertainty, geopolitical risks, and demand or supply disruptions from global events; xi. changes in macroeconomic and market conditions, including the potential impact of any pandemic, risk of recession, rising interest rates and inflation, supply chain constraints, commodity prices and exchange rates, and the impact of such changes on our business and results of operations; xii. the sufficiency of our cash and cash equivalents to meet our liquidity needs; xiii. the increasing cost and availability of additional capital, should such capital be needed; xiv. our ability to attract and retain customers for our products, and to optimize product pricing; xv. our ability to effectively manage our growth strategy and future expenses, including our startup and transition costs; xvi. our ability to successfully expand in our existing wind energy markets and into new international wind energy markets, including our ability to expand our field service inspection and repair services business; xvii. our ability to keep up with market changes and innovations; xviii. our ability to successfully open new manufacturing facilities and expand existing facilities on time and on budget; xix. the impact of the pace of new product and wind blade model introductions on our business and our results of operations; xx. Our projected sales and costs, including materials costs and capital expenditures, during the current fiscal year; xxi. our ability to maintain, protect and enhance our intellectual property; xxii. our ability to comply with existing, modified, or new laws and regulations applying to our business, including the imposition of new taxes, duties, or similar assessments on our products; xxiii. the attraction and retention of qualified associates and key personnel; xxiv. our ability to maintain good working relationships with our associates, and avoid labor disruptions, strikes and other disputes with labor unions that represent certain of our associates; xxv. the potential impact of one or more of our customers becoming bankrupt or insolvent or experiencing other financial problems; xxvi. our projected business model during the current fiscal year, including with respect to the number of wind blade manufacturing lines we anticipate; and xxvii. our ability to service our current debt and comply with any covenants related to such debt. These forward - looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements. Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward - looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward - looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10 - K for the year ended December 31, 2024, filed with the Securities and Exchange Commission. The forward - looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we undertake no obligation to update any forward - looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward - looking statements as representing our views as of any date after the date of this presentation. Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA, a non - GAAP financial measure, as net income or loss from continuing operations plus interest expense net, income taxes, depreciation and amortization, preferred stock dividends and accretion less gain on extinguishment on series A preferred stock. We define adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any foreign currency losses or income, plus or minus any losses or gains from the sale of assets and asset impairments, plus any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non - GAAP financial measures to the comparable GAAP measures. This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information Q4 2024

Agenda ⎮ Q4 & FY 2024 Highlights and Business Update ⎮ Q4 & FY 2024 Financial Highlights and 2025 Guidance ⎮ Wrap Up ⎮ Q&A 3 Q4 2024

Q4 & Full Year 2024 Highlights and Business Update Q4 2024 4

$294 $347 $- $250 $500 4Q23 4Q24 ($25) $1 $(25) $(15) $(5) $5 4Q23 4Q24 Q4 & Full Year 2024 Continuing Operations 5 Q4 2024 operating results and year - over - year comparisons to Q4 2023: Highlights: x Net sales up 17.7% to $346.5 million x Net loss from continuing operations attributable to common stockholders was ($49.1) million compared to net income of $14.6 million in Q4 2023 x Adjusted EBITDA of $1.2 million compared to an adjusted EBITDA loss of ($24.5) million in Q4 2023 x Portfolio re - shaping near completion x All ten startup and transitions achieve full - rate production x Positive AEBITDA in Q4 x Free cash flow of $83.2 million in Q4 x Ended year with $197 million unrestricted cash x Q4 utilization at 91% x Positioned to deliver improved profitability in 2025 (1) See Appendix for reconciliations of non - GAAP financial data Adjusted EBITDA (1) ($ in millions) Net Sales ($ in millions) Q4 2024 $1,432 $1,331 $- $500 $1,000 $1,500 2023 2024 ($45) ($39) $(45) $(30) $(15) $- 2023 2024

Global Footprint HEADQUARTERS Scottsdale, AZ Ciudad Juárez, MX 4 SITES Matamoros, MX 1 SITE Warren, RI Madrid, ES Berlin, DE Kolding, DK Izmir, TR 2 SITES Chennai, IN Wind Blade Manufacturing Global Services Tooling / R&D / Engineering 6 Q4 2024 Des Moines, IA Newton, IA Wind & Global Services • LEAN continuing to deliver cost savings and innovation • 10 of 10 lines in startup or transition in 2024 achieved full rate production • Newton, Iowa plant ramping up production; blades expected mid - 2025 Market • Strong demand for TPI in U.S. in 2025; EU volumes for 2025+ are dynamic. Market inflection has shifted to the right • Interest rates, inflation, permitting, grid access remain challenges in the U.S and EU • Load growth for the short and long - term remain very strong in the U.S. and EU • Wind can cost effectively meet demand now vs. alternatives • Türkiye conducted successful YEKA tenders with domestic content requirements • 24/7 schedule implemented in certain Mexico facilities to support U.S. demand • Supply chain remains stable with 8% cost improvements expected in 2025 • Field Service technicians returning to normal levels of revenue work

Q4 & Full Year 2024 Financial Highlights and 2025 Guidance Q4 2024 7

Net sales were $346.5 million in Q4 2024 compared to $294.3 million in Q4 2023: + ASPs driven by mix of blades produced + Ramp of production for new workhorse blades + Q4 2023 out of spec material shutdown - India transitions - Nordex Matamoros facility shutdown - Field Service revenue mix Adjusted EBITDA was $1.2 million in Q4 2024 compared to adjusted EBITDA loss of ($24.5) million in Q4 2023: + Absence of Nordex Matamoros losses + Increased revenue + Lower startup and transition costs + Cost savings initiatives - Higher pre - existing warranty charges - Higher labor costs in Türkiye and Mexico Key Highlights Unaudited Q4 2024 Financial Highlights from Continuing Operations (1) See Appendix for reconciliations of non - GAAP financial data Q4 2024 8

Key Highlights $196.5 million of unrestricted cash on December 31, 2024 Q4 2024 Free cash flow ($ millions): + Adjusted EBITDA + Improved inventory and customer advances in contract assets/liabilities + Lower capital expenditures Unaudited Q4 2024 Financial Highlights – Continued (1) (1) See Appendix for reconciliations of non - GAAP financial data Q4 2024 9

2025 TPI Guidance 10 Q4 2024 Sales from continuing operations compared with 2024: + Blade sales up due to: + Fewer start up and transitions + U.S. market demand from Mexico facilities - Lower Nordex demand in Türkiye and India + Field Services revenue = Average Sales Price (ASP) flat Sales from Continuing Operations $1.4 billion to $1.5 billion Adjusted EBITDA 2% - 4% Capital Expenditures $25 - $30 million Utilization % ~85% on 34 lines Adjusted EBITDA from continuing operations: + Higher sales volume + Absence of Nordex Matamoros losses + Reduced startup and transition costs + Cost savings initiatives - Underutilized plants in Türkiye and India - Labor inflation, particularly in Türkiye Utilization expected to increase from 77% in 2024 to ~85% in 2025 driven by fewer lines in startup and transition and adding capacity for 24/7 operations in Mexico, partially offset by underutilization in Türkiye and India

Wrap Up Q4 2024 11

Q4 2024 12 Wrap Up Market: • Long term prospects continue to be attractive • Structural foundation for sustained onshore growth is in place • US market inflection point has pushed to the right • Interest rates, permitting, grid access and policy uncertainty may impact project timelines Operational: • 10 of 10 lines in startup or transition achieved serial production in 2024 • Signed agreement with GEV to restart production at Newton, IA facility • Supply chain delivering year over year cost savings in 2025 • U.S. demand exceeds capacity of Mexico factories • LEAN culture delivering cost savings across the business • Capital structure evaluation ongoing Financial: • Q4 year over year revenue growth of 17.7% with positive adjusted EBITDA • Strong Q4 operating and free cash flow • Finished 2024 with $196.5M cash and cash equivalents People: • Thanks to our associates for their commitment and dedication to TPI and our mission to decarbonize and electrify the world

Q&A Q4 2024 13

14 Appendix – Non - GAAP Financial Information This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cas h flow. We define EBITDA, a non - GAAP financial measure, as net income or loss from continuing operations plus interest expense net, income taxes, depreciati on and amortization, preferred stock dividends and accretion less gain on extinguishment on series A preferred stock. We define adjusted EBITDA as EBITDA plus any sh are - based compensation expense, plus or minus any foreign currency losses or income, plus or minus any losses or gains from the sale of assets and a sse t impairments, plus any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt ou tst anding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to si milar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. We provide forward - looking statements in the form of guidance in our quarterly earnings releases and during our quarterly earnin gs conference calls. This guidance is provided on a non - GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the un predictability of the amounts and timing of events affecting the items we exclude from non - GAAP measures. For example, stock - based compensation is unpredictable f or our performance - based awards, which can fluctuate significantly based on current expectations of future achievement of performance - based targets. Amor tization of intangible assets and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In a ddi tion, from time to time, we exclude certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax ef fect of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being exclu ded from non - GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading . M aterial changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results. See next page for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures. Q4 2024

Non - GAAP Reconciliations EBITDA and adjusted EBITDA are reconciled as follows: Unaudited Free Cash Flow and Net debt is reconciled as follows: Q4 2024 15